CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chris Bruzzo, Interim Co-Chief Executive Officer of Peloton Interactive, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date: August 22, 2024

By: /s/ Chris Bruzzo

Chris Bruzzo
Interim Co-President and Co-Chief Executive Officer
(Co-Principal Executive Officer)